UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




   Date of report (Date of earliest event reported):   January 28, 2002




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)





   Maryland                       1-14045                 36-4219376
- -----------------            -----------------        ------------------
(State or other              (Commission File         (IRS Employer
jurisdiction of                   Number)             Identification No.)
incorporation or
organization)




4800 Montgomery Lane, Suite M25, Bethesda, MD                 20814
- ---------------------------------------------               ----------
(Address of Principal Executive Offices)                    (Zip Code)





     Registrant's telephone number, including area code:  301/941-1500




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)









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


ITEM 9.  REGULATION FD DISCLOSURE

      LaSalle Hotel Properties (NYSE: LHO) will announce its Fourth Quarter 2001 earnings after the close of the stock market on Wednesday, February 6, 2002. LHO will conduct its quarterly conference call on Thursday, February 7, 2002 at 1:00 p.m. Eastern Time (ET).

      LaSalle Hotel Properties' management will discuss the Company's fourth quarter results and its outlook for 2002. To participate in the conference call, please follow the steps listed below:

      1. Reserve a line for the conference call with Susan Wojciechowski by Wednesday, February 6 by calling +1 301 941 1504.

      2. On Thursday, February 7, dial +1 719 457 2622 approximately ten minutes before the call begins (12:50 p.m. ET).

      3. Tell the operator that you are calling for LaSalle Hotel Properties' Fourth Quarter 2001 Earnings Conference Call.

      4. State your full name and company affiliation and you will be connected to the call.

      A replay of the conference call will be available by telephone from 4:00 p.m. ET, Thursday, February 7 until 12:00 midnight ET, Monday, February 11. To access the recording, dial +1 719 457 0820 and request reservation number 465612.



      FOR ADDITIONAL INFORMATION ON LASALLE HOTEL PROPERTIES, PLEASE VISIT OUR WEB SITE AT WWW.LASALLEHOTELS.COM.






      NOTE: The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This is not an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.


























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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LASALLE HOTEL PROPERTIES



Dated: January 28, 2002       By:   /s/ HANS S. WEGER
                                    -----------------------------------
                                    Hans S. Weger
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer




















































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